SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M 8 - K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   January 28, 2002
                                                      -----------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


          California                  0-31080                   68-0434802
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(State or other jurisdiction of    (Commission                 (IRS Employer
        incorporation)             File Number)              Identification No.)


     1500 Soscol Avenue, Napa, California                      94559-3045
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   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------


                                       N/A
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         (Former name or former address, if changed since last report)






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Item 5.      Other Events.
             ------------


Declaration of Dividends. On January 28, 2002, the Board of Directors of North Bay Bancorp declared a 5% stock dividend and a $0.20 per share cash dividend for shareholders of record as of March 4, 2002, both payable on March 22, 2002. A copy of the press release announcing these dividends as published on February 5, 2002 is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (b)   Exhibits


                99.1 Press release announcing North Bay Bancorp's declaration of cash and stock dividends.

                                   SIGNATURES





                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: February 5, 2002           NORTH BAY BANCORP



                                 /s/ Terry L. Robinson
                                 -----------------------------------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)